                                  EXHIBIT 10.27

When Recorded Return To:

Joseph P. Martori, Esq.
Brown & Bain, P.A.
P.O. Box 400
Phoenix, Arizona 85001


                          ASSIGNMENT OF DEEDS OF TRUST

August 31, 1992                                      Date of Assignment

Martori Enterprises Incorporated,                    Assignee
  an Arizona corporation
c/o Brown & Bain, P.A.
2901 North Central Avenue                            Address
Phoenix, Arizona 85004

Los Abrigados Partners Limited                       Assignor
  Partnership,
  an Arizona limited partnership
4745 North 7th Street, Suite 222
Phoenix, Arizona 85014

Coconino County, Arizona                             County of Recording


         KNOW ALL MEN BY THESE PRESENTS THAT certain consumer purchasers did grant, bargain, sell and convey the property described in the Deeds of Trust (the "Deeds of Trust"), to be held in trust to secure payment of Promissory Notes together with interest (the "Notes"), as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         NOW, THEREFORE, pursuant to the terms and conditions of that certain Financing Agreement between Assignor and Assignee, dated August 31, 1992, Assignor hereby assigns unto Assignee, the Deeds of Trust and Notes secured thereby, which Deeds of Trust encumber certain undivided 1/8,925th interests the following described property, situated in the County of Coconino, State of Arizona, to wit:

         See Exhibit B hereto

         Assignor hereby covenants with Assignee that the Deeds of Trust and Notes hereby assigned are good and valid security and that the sum of $770,000.00 dollars remains unpaid on the Notes and that Assignor has not done or permitted any act, matter or thing whereby the Deeds of Trust have been released or discharged, either partly or in entirety and has the right to assign the Deeds of Trust and Notes and will upon request, do perform and execute every act necessary to enforce the full performance of the covenants and agreements therein contained and that this Assignment and the covenants herein shall inure to the benefit and be binding upon the heirs, personal representatives, successors and assigns of the respective parties hereto.

         IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first above written.



Attest:                                    LOS ABRIGADOS PARTNERS LIMITED
                                           PARTNERSHIP,
                                            an Arizona limited partnership

                                           By:      ILE SEDONA INCORPORATED,
                                                    an Arizona corporation


By:                                         By:
   -------------------------                   ----------------------------
   Gordon R. Wren, Secretary                   Randall L. Pullen, President



STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )


         On this 31st day of August, 1992, before me, the undersigned officer, personally appeared Randall L. Pullen and Gordon R. Wren, who acknowledged themselves to be the President and Secretary respectively of ILE SEDONA INCORPORATED, an Arizona corporation, the General Partner of LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership, and that each of them, respectively, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation as General Partner by himself.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




My Commission Expires:                             ----------------------------


-----------------------------

                                    EXHIBIT A

Contract No.    Last Name         Date                   Docket           Page
------------    ---------         ----                   ------           ----
4101126019      Kish              03/30/92               1463             559
4101127017      Williams          03/30/92               1463             564
4101132017      Ketler            03/30/92               1463             545
4101133015      Bouton            03/30/92               1463             572
4101134021      Benell            07/06/92               1487             462
4101169019      Djozlija          04/14/92               1467             413
4101181014      Peterson          04/14/92               1467             439
4101217412      Kogan             12/06/91               1440             109
4101223014      Johnson           04/22/92               1469             088
4101259018      Kelly             06/17/92               1482             913
4101273019      Thompson          06/24/92               1485             077
4101300010      Smouse            06/17/92               1482             955
4101302016      Eberhart          06/11/92               1481             508
4101319010      Homokay           06/17/92               1482             943
4101328011      Ross              07/06/92               1487             453
4101329019      Northey           06/19/92               1483             689
4101331015      Bounds            06/15/92               1482             233
4101334019      Okamoto           06/15/92               1482             227
4101373017      Rohde             06/11/92               1481             500
4101374023      Smith             06/24/92               1485             069
4101389013      Ramirez           06/26/92               1485             799

                Hanna             09/23/92               1507             594
                Hanna             09/23/92               1507             591
                Dahlin            10/01/92               1510             296
                White             09/23/92               1507             588
                Rich              10/01/92               1510             279
                Dean              09/17/92               1506             022
                Karaylanis        09/17/92               1506             027

4100101138      Shockley          01/08/92               1446             216
4100213305      St. Peter         04/22/92               1469             085
4100213396      Panopio           05/04/92               1471             852
4100213461      Gertz             06/11/92               1481             511
4100213743      Lueck             05/15/92               1474             917
4100213818      Perry             06/11/92               1481             504
4100213941      Paisley           06/24/92               1484             989
4100214030      Stimpson          05/27/92               1477             288
4100214097      Upton             06/24/92               1484             992
4100214378      Daldrup           06/15/92               1482             239
4100214386      Detwiler          06/19/92               1483             676
4100214402      Lyman             06/17/92               1482             916
4100214774      Dimartino         07/06/92               1487             456

Contract No.    Last Name           Date                Docket            Page
------------    ---------         --------              ------            ----
4100215136      Bellile           07/13/92               1489             749
4100215151      McNeely           07/13/92               1489             746
4100215185      Phelps            07/06/92               1487             459
4100215441      Lester            07/13/92               1489             752
4100216126      Simmons           12/03/92               1439             270
4100216514      McCartney         11/07/91               1434             345
4101216621      Frazier           12/03/91               1439             267
4100217546      Sun State         01/27/92               1449             633
4100218064      Ohs               02/02/92               1464             201
4100218304      Gemza             05/07/92               1473             174
4100218312      Molburg           03/11/92               1459             257
4100218379      Donahoo           04/14/92               1467             407
4100218478      Oppenheimer       04/02/92               1464             901
4100218486      Oppenheimer       04/02/92               1469             904
4100218502      Perry             04/22/92               1469             094
4100218510      Perry             04/22/92               1469             091
4100218650      Nash              02/20/92               1454             173
4100218668      Nash              02/20/92               1454             170
4100218692      Moore             06/17/92               1482             949
4100218767      Hawke             04/14/92               1467             410
4100218775      Hurst             06/24/92               1484             998
4100218783      Ward              04/22/92               1469             079
4100218791      Ward              04/22/92               1469             082
4100219252      Mann              03/30/92               1463             554
4100219658      Conley            05/07/92               1473             178
4100219781      Hatkoff           03/30/92               1463             551
4100220326      Hancock           03/30/92               1463             548
4100220458      Allan             11/02/92               1518             232
4100834019      Bannon            12/03/91               1439             095

4100001585      Lawicki           08/19/92               1498             972
4100215763      Sait              07/13/92               1489             755
4100215821      Jones             07/13/92               1489             758
4100218122      Shirlaw           01/27/92               1449             628
4101410017      Fumusa            07/08/92               1488             673
4101428019      Wilson            07/21/92               1491             734
4101429017      Bauder            07/21/92               1491             716
4101442010      Autrey            07/21/92               1491             728
4101467017      Bradley           07/27/92               1492             783
4101468023      Radlow            07/27/92               1492             789
4101473015      Larson            08/03/92               1494             652
4101474013      Bernstein         08/03/92               1494             613
4101475010      Green             08/03/92               1494             646
4101476018      West              08/03/92               1494             635

Contract No.    Last Name           Date                     Docket        Page
------------    ---------         --------                   ------        ----
4101477016      Meikle            08/03/92                    1494          640
4101484020      Cole              08/03/92                    1494          618
4101485019      Lamendola         08/05/92                    1495          497
4101493013      Hedlund           08/05/92                    1495          509
4101501013      Harris            08/05/92                    1495          491
4101502011      Applegate         08/05/92                    1495          503
4101508018      Moran             08/05/92                    1495          485
4101509016      Patterson         08/12/92                    1497          364
4101510014      Koglmeier         09/17/92                    1506          016
4101511012      Shulman           08/05/92                    1495          518
4101528016      Conley            08/20/92                    1499          515
4101548014      Larsen            08/20/92                    1499          486
4101550010      Levine            08/20/92                    1499          527
4101551018      Wardell           08/20/92                    1499          498
4101558013      Burley            08/19/92                    1498          966
4101568020      Coulthard         08/19/92                    1498          980
4101587012      Blasko            09/03/92                    1503          187

4100262013      Diaz              no recording information
4100427012      Mayclin           no recording information
4101274017      Briguglio         06/24/92                    1445          065
4101443018      Taylor            07/21/92                    1491          722
4101446011      Gates             08/03/92                    1494          624
4101478014      Gescheke          08/03/92                    1494          629
4101514016      Khan              08/12/92                    1497          356
4101533016      Cleveland         08/12/92                    1497          350
4101534014      Mahin             08/20/92                    1499          509
4101540011      Boettcher         09/17/92                    1506          010
4101546018      Whitworth         08/20/92                    1499          521
4101552016      Knoblock          08/20/92                    1499          490
4101554012      Robinson          08/20/92                    1499          503
4101575017      Smock             09/03/92                    1503          199
4101576031      Smith             09/03/92                    1503          155
4101577013      Jovanovic         09/03/92                    1503          158
4101581015      Dedinsky          09/03/92                    1503          193
4101589018      Cook              09/03/92                    1503          164
4101590016      Mowery            09/03/92                    1503          161

                                    EXHIBIT B

                      SEDONA VACATION CLUB AT LOS ABRIGADOS

                                LEGAL DESCRIPTION

A parcel of land situated in the Southeast quarter of the Southeast quarter of
Section 7 and the Northeast quarter of Section 18, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, including a portion of Lots 1 and 10, and all of Lot 11 in Block I, and a portion of Lot 4, and all of Lots 1, 2 and 3 in Block II of HART'S VILLAGE SUBDIVISION, according to the plat thereof recorded in Book 2 of Maps, Page 54 of the Coconino County Recorder's Office, together with portions of Forest Drive, Black Road and Orchard Drive, abandoned by Order recorded July 25, 1955 in Book 78 of Official Records, Page 23 and 24, all being more particularly described as follows:

Commencing at the Northeast corner of said Section 18 as marked by a B.L.M. brass capped pipe;

thence S 89d 51m 39s W (S 89d 48m W rec.) a distance of 261.99 (262.00 rec.) feet along the North line of said Section 18 to the Westerly right-of-way line of Arizona State Highway 179, being the TRUE POINT OF BEGINNING;

thence S 17d 50m 29s W (S 18d 17m W rec.) a distance of 452.29 (452.23 rec.) feet along said Westerly right-of-way line of Arizona State Highway 179 to a Point of Curvature;

thence Southwesterly along said Westerly right-of-way line of Arizona State Highway 179, being a curve concave to the Northwest having a central angle of 10d 48m 11s, chord bearing of S 23d 14m 34.5s W and radius of 921.93 feet a distance of 173.83 (173.78 rec.) feet to a point;

thence N 61d 21m 20s W (N 60d 55m W rec.) a distance of 100.00 (100.00 rec.) feet to a point in Oak Creek;

thence S 38d 21m 31s W (S 38d 48m W rec.) a distance of 315.70 (315.71 rec.) feet to a point in Oak Creek;

thence S 46d 56m 20s E (S 46d 30m E rec.) a distance of 100.00 (100.00 rec.) feet to a point on said Westerly right-of-way line of Arizona State Highway 179;

thence S 43d 03m 40s W (S 43d 30m W rec.) a distance of 121.37 (121.40 rec.) feet along said Westerly right-of-way line of Arizona State Highway 179 to a Point of Curvature;

thence Southwesterly along said Westerly right-of-way line of Arizona State Highway 179 being a curve concave to the Southeast having a central angle of 18d 10m 54s, chord bearing of S 33d 58m 13s W and radius of 605.96 feet a distance of 192.29 (201.40 rec.) feet to a point on the following described line;

thence S 89d 42m 41s W (West rec.) a distance of 108.01 (115 rec.) feet along a line lying 200.00 feet North of and parallel with the South line of the Northeast quarter of the Northeast quarter of said Section 18 to a point in Oak Creek;

then N 31d 30m 00s E (N 31d 30m E rec.) a distance of 436.04 (430.00 rec.) feet to a point in Oak Creek;

then S 83d 00m 00s W (S 83d W rec.) a distance of 130.00 (125 rec.) feet to a point in Oak Creek;

then S 78d 00m 00s W a distance of 160.00 (160.5 +or- rec.) feet to a point in Oak Creek;

then S 44d 25m 00s W a distance of 24.36 (16.33 rec.) feet to a point in Oak Creek;

then N 11d 53m 00s W a distance of 122.98 (120.59 rec.) feet to a point;

thence N 04d 30m 00s W a distance of 180.60 feet to a point;

thence N 77d 27m 00s W (N 77d 44m W rec.) a distance of 564.08 feet to a Point of Curvature;

thence Northwesterly along a curve concave to the Northeast having a central angle of 27d 43m 44s (27d 43m 40s rec.), chord bearing of N 63d 35m 08s W and radius of 261.07 (261.07 rec.) feet, a distance of 126.35 (126.3 rec.) feet to a point of non-tangency;

thence West (West rec.) a distance of 51.84 (41.85 rec.) feet to a point;

thence N 05d 20m 14s E (N 05d 17m E rec.) a distance of 54.50 (61.7 rec.) feet to a point;

thence N 34d 13m 46s W (N 34d 17m W rec.) a distance of 27.64 (26.3 rec.) feet to a point on the Southeasterly right-of-way line of Brewer Highway according to the plat thereof recorded in Book 2 of Maps, Page 139 of the Coconino County Recorder's Office;

thence N 58d 03m 46s E (N 57d 28in E rec.) a distance of 48.71 (44.3 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a Point of Curvature;

thence Northeasterly along said Southeasterly right-of-way line of Brewer Highway, being a curve concave to the Northwest having a central angle of 43d 33m 43s (43d 57m rec.), chord bearing of N 36d 16m 54.5s E and radius of 176.24 (176.24 rec.) feet, a distance of 134.00 (135.19 rec.) feet to a Point of Tangency;

thence N 14d 30m 03s E (N 13d 31m E rec.) a distance of 113.94 (109.18 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a point on the North line of said Section 18;

thence N 89d 51m 39s E a distance of 352.42 feet along said North line of
Section 18 to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7;

thence N Old 04m 02s W (N Old 40m 30s W rec.) a distance of 158.79 feet along the West line of said Southeast quarter of the Southeast quarter of Section 7 to a point;

thence S 83d 17m 23s E a distance of 65.58 feet to a point;

thence S 02d 32m 25s W a distance of 23.84 feet to a point;

thence N 89d 16m 39s E a distance of 15.50 feet to a point on the East line of said Lot 1 of Block I of the HART'S VILLAGE SUBDIVISION lying N 05d 45m 06s W a distance of 8.20 feet from a 1/2" pipe found at the Southwest corner of Lot 10 of said Block I;

thence S 89d 48m 35s E (S 89d 22m E rec.) a distance of 176.73 feet to a point;

thence N 00d 11m 34s W a distance of 52.03 feet to a point;

thence N 89d 51m 39s E a distance of 1.50 feet to a point on the center line of Orchard Drive (presently abandoned) of said HART'S VILLAGE SUBDIVISION;

thence N 89d 51m 39s E a distance of 23.04 feet along the North line (and its Westerly extension) of Lot 1 of Block II of said HART'S VILLAGE SUBDIVISION to a point;

thence N 00d 08m 21s W (N 00d 43m 2 rec.) a distance of 112.73 feet to a point on the center line of a private road easement described in Docket 930, Page 406 of the Coconino County Recorder's Office;

thence N 88d 39m 39s E (N 88d 05m E rec.) a distance of 46.79 feet along said center line of private road easement to a point;

thence N 58d 01m 39s E (N 57d 27m E rec.) a distance of 11.83 (13.52 rec.) feet along said center line of private road easement to the East line of Lot 4 of Block II of said HART'S VILLAGE SUBDIVISION;

thence S 41d 22m 21s E (S 41d 21m E rec.) a distance of 159.50 (159.22 rec.) feet to the North corner of Lot 3 of Block II of said HART'S VILLAGE SUBDIVISION;

thence S 47d 58m 21s E a distance of 75.00 (75 rec.) feet to an angle point in the Northeasterly line of said Lot 3;

thence S 32d 50m l8s E (S 32d 50m E rec.) a distance of 154.77 feet along the Northeasterly line (and its Southeasterly extension) of said Lot 3 to a point on the North line of said Section 18;

thence N 89d 51m 39s E a distance of 0.31 feet along said North line of Section 18 to a point;

thence S 34d 46m 21s E (S 34d 50m E rec.) a distance of 160.69 feet to a point;

thence S 63d 10m 57s W a distance of 198.38 feet to a point;

thence S 00d 03m 39s W (South rec.) a distance of 71.38 feet to a point;

thence N 89d 51m 39s E (N 89d 48m E rec.) a distance of 322.58 feet to a point;

thence N 16d 01m 39s E (N 15d 58m E rec.) a distance of 304.70 (304.70 rec.) feet to a point on the North line of said Section 18;

thence N 89d 51m 39s E (N 89d 48m E rec.) a distance of 154.01 (153.93 rec.) feet to the TRUE POINT OF BEGINNING.


EXCEPT THE FOLLOWING AREAS SITUATED UPON SUCH REAL PROPERTY:

(1) the On the Rocks Lounge and any and all other lounge or bar facilities (except those bar facilities located within the Units) now or hereafter existing on the Property,

(2) the Sedona Health Spa at Los Abrigados together with the patio area on the second floor adjacent to the Sedona Health Spa at Los Abrigados and any and all health or fitness related facilities (except the swimming pool and the tennis courts) now or hereafter existing on the Property,

(3) the Canyon Rose Dining Room and any and all other dining facilities, snack bars, gift shops and stores now or hereafter existing on the Property,

(4) all conference rooms including the Landmark Room, Coffee Pot Room, Indian Gardens Room, Steamboat Rock Room, Snoopy Rock Room and any and all other conference rooms (except those conference rooms located within the Units) now or hereafter existing on the Property, and

(5) the entire first floor of the main hotel structure, which floor contains the hotel registration desk and lobby areas.